 As filed with the Securities and Exchange Commission on November 1, 2000
                                                     Registration No. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                               -------------------


                                   FORTEL INC.
             (Exact name of registrant as specified in its charter)

      CALIFORNIA                                        94-2566313
(State of Incorporation)                   (I.R.S. Employer Identification No.)


                              --------------------

                              46832 LAKEVIEW BLVD.
                         FREMONT, CALIFORNIA 94538-6543
                    (Address of principal executive offices)

                              --------------------


                 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            (Full title of the plans)


                                 HENRY C. HARRIS
                              SENIOR VICE PRESIDENT,
                 CHIEF FINANCIAL OFFICER AND CORPORATE SECRETARY
                                   FORTEL INC.
                              46832 LAKEVIEW BLVD.
                         FREMONT, CALIFORNIA 94538-6543
                            TELEPHONE: (510) 440-9600
 (Name, address, including zip code, and telephone number, including area code, of agent for service)



                      (formerly known as Zitel Corporation)


                              --------------------


                                   Copies to:
                              JOHN L. CARDOZA, ESQ.
                             KEVIN D. GONZALEZ, ESQ.
                               COOLEY GODWARD LLP
                               5 PALO ALTO SQUARE
                               3000 EL CAMINO REAL
                        PALO ALTO, CALIFORNIA 94306-2155
                            TELEPHONE: (650) 843-5000


                              --------------------

                                                CALCULATION OF REGISTRATION FEE
===================================================================================================================================
                                                           Proposed Maximum           Proposed Maximum
    Title of Securities                                        Offering                  Aggregate                 Amount of
     to be Registered        Amount to be Registered      Price per Share (1)        Offering Price (1)         Registration Fee
-----------------------------------------------------------------------------------------------------------------------------------
 Stock Options and Common
   Stock (no par value)           150,000 shares               $0.984375                $147,656.25                  $38.98
===================================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on October 30, 2000 as reported on the Nasdaq SmallCap Market.

                    INCORPORATION BY REFERENCE OF CONTENTS OF
                       REGISTRATION STATEMENTS ON FORM S-8

         The contents of Registration Statements on Form S-8 Nos. 333-01987 and 333-78385 filed with Securities and Exchange Commission on March 27, 1996 and May 13, 1999, respectively, are incorporated by reference herein.


                                    EXHIBITS

EXHIBIT
NUMBER
     5         Opinion of Cooley Godward LLP.

    23.1       Consent of PricewaterhouseCoopers LLP.

    23.2       Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement.

    24         Power of Attorney follows signature pages.

    99.1       1995 Non-Employee  Directors' Stock Option Plan, as amended by the Registrant's  Board of Directors on
               November 2, 1999 and approved by the shareholders on March 9, 2000. (1)

(1) Filed as exhibit with the Registrant's Definitive Proxy Statement for the 2000 Annual Meeting of the Shareholders, filed January 28, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on October 30, 2000.


                       FORTEL INC.


                       By:  /s/ HENRY C. HARRIS
                            ---------------------------------------------
                            Henry C. Harris
                            Senior Vice President,
                            Chief Financial Officer and Corporate Secretary

                                                       POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Asa W. Lanum and Henry C. Harris, and each or any one of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                          TITLE                                   DATE

                /s/ ASA W. LANUM                             President, Chief Executive Officer         October 30, 2000
-------------------------------------------                  and Director (Principal Executive
                   (ASA W. LANUM)                            Officer)

               /s/ HENRY C. HARRIS                           Senior Vice President, Chief               October 30, 2000
------------------------------------------                   Financial Officer and Corporate
                  (HENRY C. HARRIS)                          Secretary (Principal Financial
                                                             Officer)

                   /s/ TSVI GAL
--------------------------------------------                 Director                                   October 30, 2000
                     (TSVI GAL)

                 /s/ JACK H. KING
--------------------------------------------                 Director                                   October 30, 2000
                   (JACK H. KING)

               /s/ PHILIP J. KOEN
--------------------------------------------                 Director                                   October 30, 2000
                  (PHILIP J. KOEN)

              /s/ WILLIAM R. LONERGAN
--------------------------------------------                 Director                                   October 30, 2000
                (WILLIAM R. LONERGAN)

               /s/ WILLIAM M. REGITZ
--------------------------------------------                 Director                                   October 30, 2000
                 (WILLIAM M. REGITZ)

                  /s/ RAMAN KHANNA
--------------------------------------------                 Director                                   October 30, 2000
                   (RAMAN KHANNA)

               /s/ EDWARD F. THOMPSON
--------------------------------------------                 Director                                   October 30, 2000
                (EDWARD F. THOMPSON)

                                  EXHIBIT INDEX


   EXHIBIT
    NUMBER                                           DESCRIPTION
     5           Opinion of Cooley Godward LLP.

     23.1        Consent of PricewaterhouseCoopers LLP.

     23.2        Consent of Cooley Godward LLP is contained in Exhibit 5 to this Registration Statement.

     24          Power of Attorney follows signature pages.

     99.1        1995  Non-Employee  Directors'  Stock Option  Plan,  as amended by the  Registrant's  Board of
                 Directors on November 2, 1999 and approved by the shareholders on March 9, 2000. (1)

(1) Filed as exhibit with the Registrant's Definitive Proxy Statement for the 2000 Annual Meeting of the Shareholders, filed January 28, 2000.